UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

Longboard Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-40192	84-5009619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 950 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 789-9283

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2023, the Board of Directors (the "Board") of Longboard Pharmaceuticals, Inc. (the "Company") approved and adopted an amendment and restatement of the Company's bylaws (as amended and restated, the "Bylaws"), effective as of the date of such approval. The Bylaws amended and restated the Company's prior bylaws to address Rule 14a-19 adopted by the Securities and Exchange Commission (the "Universal Proxy Rules") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to conform certain matters to the General Corporation Law of the State of Delaware (the "DGCL") and to implement other administrative, modernizing, clarifying or conforming changes. The Bylaws, among other things:

•
Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) at stockholder meetings, including, without limitation, by requiring the nominating or proposing stockholder, or a qualifying representative thereof, to appear at the applicable meeting to present such proposed business or nominee.
•
Address matters relating to the Universal Proxy Rules including without limitation:
o
Requiring any nominating stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and provide reasonable evidence that certain requirements of such rule have been satisfied;
o
Providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements; and
o
Requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting.
•
Clarify that the number of nominees that a stockholder may nominate shall not exceed the number of directors to be elected at the applicable meeting.
•
Require that a nominating stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.
•
Clarify that proxies received for disqualified or withdrawn nominees will be disregarded.
•
Clarify that the Board may postpone, reschedule or cancel any annual meeting of stockholders and any special meeting of stockholders.
•
Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect amendments to the DGCL.
•
Clarify the means of delivery of documents or information to the Company or any of its officers, employees or agents.
•
Clarify the means of delivery of notices to stockholders and to directors, including to reflect amendments to the DGCL.
•
Clarify the means of execution, signing or endorsement of documents by or on behalf of the Company.
•
Make various other updates, including ministerial and conforming changes.

The foregoing summary and description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Longboard Pharmaceuticals, Inc., adopted September 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Longboard Pharmaceuticals, Inc.

Date: September 22, 2023	By:	/s/ Kevin R. Lind
Kevin R. Lind
President and Chief Executive Officer